The New America
High Income Fund, Inc.

Rights Offering

Expires August 20, 2007

A Limited Opportunity for
New America Stockholders

Important Dates to Remember:

Record Date	July 24, 2007
Offering Period	July 24 - August 20, 2007*
Expiration Date	August 20, 2007*

*unless extended

The management of The New America High
Income Fund, Inc. urges you to read carefully these
Highlights and the accompanying Prospectus.

THIS INFORMATION IS NOT AUTHORIZED FOR DISTRIBUTION
UNLESS ACCOMPANIED BY THE FUND'S PROSPECTUS
DATED JULY 24, 2007

Highlights of the Offering

For a limited time, record date stockholders of The New America High Income Fund, Inc. (the "Fund") have the opportunity to purchase additional shares of the Fund's common stock ("Shares") at a discounted price. The Fund is seeking, through the Rights Offering, to allow existing stockholders of the Fund an opportunity to purchase additional Shares at a discount to the Fund's NAV or at a discount to market price, without paying a brokerage commission. The board of Directors has concluded that an increase in the assets of the Fund would enable the Fund to take advantage of attractive investment opportunities. In addition, a well subscribed Rights Offering could tend to reduce the Fund's expense ratio in the future and an increase in the number of outstanding Shares could increase the Shares' liquidity on the New York Stock Exchange.

The Rights Offering

The Fund is issuing transferable Rights to its existing stockholders. Holders of these Rights may purchase new Shares at a discount from their net asset value ("NAV") per Share and their market price without paying a brokerage commission. Each stockholder is being issued one Right for each three Shares held as of July 24, 2007, the Record Date. Each Right entitles its holder to purchase one new Share at a price equal to the lower of: (i) 94% of the average of the last reported sales price of a Share on the New York Stock Exchange on the Expiration Date (August 20, 2007, unless extended) and on the previous 9 business days, and (ii) 94% of the NAV per Share as of the close of business on the Expiration Date.

The Fund

The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed income securities, commonly known as "junk bonds." The Fund expects that its Board of Directors will authorize the Fund to add additional leverage, subject to market conditions, the availability of appropriate securities and any other factors it deems relevant, following completion of the Rights Offering.

The Investment Adviser

T. Rowe Price, with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the Fund's investment adviser since December 2, 2002. T. Rowe Price is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is organized under the laws of Maryland. It is a wholly owned subsidiary of T. Rowe Price Group, Inc. ("Price Group"), a publicly-traded financial services holding company founded in 1937 by Thomas Rowe Price, Jr. The address of Price Group is 100 East Pratt Street, Baltimore, Maryland 21202. As of March 31, 2007, T. Rowe Price and its affiliates held discretionary authority over approximately $350 billion of assets, including approximately $70 billion of fixed income securities of which approximately $10.6 billion represented "high-yield" investments. T. Rowe Price has provided investment advisory services to investment companies since 1937.

The Fund is managed by an Investment Advisory Committee (the "Committee") co-chaired by Mark J. Vaselkiv and Paul Karpers. Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund's investment program.

For more information call the Information Agent at 1-800-240-2133

Highlights of the Offering

The New America High Income Fund, Inc.
Questions and Answers

How do I participate in the Rights Offering?

Please read the Prospectus dated July 24, 2007 and follow the instructions below:

☐  Registered stockholders should complete, sign and date the enclosed Subscription Certificate.

☐  If you are a registered stockholder, make your check or money order for $2.02 (the Estimated Subscription Price) for each Share subscribed for, including any Shares subscribed for pursuant to the Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required to complete the purchase of the Primary Subscription Shares, and any Over-Subscription Privilege Shares, when the actual Subscription Price is determined. Any overpayment will be returned.

☐  Registered stockholders should mail the Subscription Certificate and payment to The Colbent Corporation, the Fund's Subscription Agent, in a manner that will ensure receipt prior to 5:00 p.m. Eastern time, on August 20, 2007, unless extended (see the Prospectus for delivery instructions).

☐  If Shares are held in a brokerage account or by a custodian bank, contact your broker or financial advisor to participate in the Rights Offering.

Will I be charged a sales commission if I exercise my Rights?

No. Stockholders will pay no commission for Shares acquired by exercising Rights.

May I buy more Shares than I initially received Rights for?

Rightholders who exercise their Primary Subscription right in full will be entitled to an Over-Subscription Privilege, allowing them to subscribe at the same Estimated Subscription Price on a pro rata basis for any Shares which are not sold in the Primary Subscription.

May I exercise only a portion of my Rights?

Yes, you may exercise fewer than all of your Rights. If you do this, you may sell the rest if you choose.

May I sell or transfer my Rights?

Yes. Rightholders who do not wish to exercise any or all of their Rights may sell any unexercised Rights through their broker before the close of trading on August 17, 2007, or instruct the Subscription Agent to sell any such Rights for them by 4:00 p.m. Eastern Time, August 16, 2007, unless these dates are extended.

Am I required to participate in the Rights Offering?

No. You have the option to do nothing in the Rights Offering. However, you are encouraged to consider your decision carefully because these Rights may have value that is distinct and separate from the Common Stock. Rights not sold prior to August 17, 2007 or exercised prior to August 20, 2007 will expire and become worthless, unless the dates are extended.

Why have a Rights Offering at this time?

The Fund is seeking, through the Rights Offering, to allow existing stockholders of the Fund an opportunity to purchase additional Shares at a discount to the Fund's NAV or at a discount to market price, without paying a brokerage commission. The Board of Directors has concluded that an increase in the assets of the Fund would enable the Fund to take advantage of attractive investment opportunities. In addition, a well subscribed Rights Offering could tend to reduce the Fund's expense ratio in the future and an increase in the number of outstanding Shares could increase the Shares' liquidity on the New York Stock Exchange.

What if I have other questions?

You should consult the Prospectus for more complete information regarding the Rights Offering. If, after reviewing the Prospectus, you have questions or need assistance, please contact the Information Agent at 1-800-240-2133.

For more information call the Information Agent at 1-800-240-2133

The New America
High Income Fund, Inc.

Rights Offering

These Highlights should be read in conjunction with the accompanying Prospectus relating to the Rights Offering by The New America High Income Fund, Inc. The Prospectus contains more detailed information, including risk factors and special considerations about the Rights Offering and the Fund. These Highlights are qualified in their entirety by reference to the information included in the Prospectus.

Because the Subscription Price per Share will be less than the net asset value ("NAV") per Share on the Expiration Date and because the Fund will incur expenses related to the Rights Offering, the Rights Offering will result in an immediate dilution of NAV per Share for all stockholders, which will disproportionately affect stockholders who do not exercise their rights in full. The economic effect of such dilution may be offset, in part by the timely sale of any rights not exercised by the stockholder. The Fund cannot state precisely the amount of any decrease in NAV per Share because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed pursuant to the Rights Offering or the exact expenses of the Rights Offering, but such dilution may be substantial. In addition, as a result of the Rights Offering, record date stockholders who do not fully exercise their Primary Subscription rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than would otherwise be the case.

Stockholders who do not exercise their Rights should take steps to sell the Rights in order to avoid losing the market value, if any, represented by the Rights. Rights not exercised before August 20, 2007 or sold before August 17, 2007 will expire and become worthless, unless the dates are extended.

For further assistance on how to subscribe
for Shares, please contact the
Information Agent:

The Altman Group, Inc.
1275 Valley Brook Avenue
Lyndhurst, NJ 07071
Toll Free: 1-800-240-2133